COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (GRSIX)

Supplement dated October 30, 2015 to the

Summary Prospectus and Prospectus dated May 1, 2015

The “Fund Fees and Expenses” tables in the Summary Prospectus and Prospectus are hereby replaced in their entirety:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%
Other Expenses	0.01%

Total Annual Fund Operating Expenses(1)	1.01%
Fee Waiver/Expense Reimbursement(1)	(0.01)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(1)	1.00%

(1)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse the Fund so that total annual Fund operating expenses (excluding brokerage fees and commissions, taxes, and, upon approval of the Board, extraordinary expenses) never exceed 1.00% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment management agreement between the Advisor and the Fund.

Effective, January 1, 2016, the “How to Purchase, Exchange and Sell Fund Shares – Exchange Privilege” section of the Prospectus is hereby replaced in its entirety:

EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of a multi-class Cohen & Steers fund, you will be subject to applicable sales charges.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See “Additional Information—Tax Considerations.” The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring, and all exchanges are subject to any other limits on sales for or exchanges into that fund. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or suspend telephone privileges without notice during periods of drastic economic or market changes. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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